Developing Therapeutics for the Treatment of Serious Rare and Life-Threatening Diseases with Significant Unmet Medical Needs Corporate Presentation January 15, 2021 Nasdaq: ACER Exhibit 99.1

Forward-looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, timelines, future financial position, future revenues, projected expenses, regulatory submissions, actions or approvals, cash position, liquidity, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to the potential for our product candidates to safely and effectively treat diseases and to be approved for marketing; the commercial or market opportunity of any of our product candidates in any target indication and any territory; our ability to secure the additional capital necessary to fund our various product candidate development programs; the adequacy of our capital to support our future operations and our ability to successfully fund, initiate and complete clinical trials and regulatory submissions; the ability to protect our intellectual property rights; our strategy and business focus; and the development, expected timeline and commercial potential of any of our product candidates. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources to fund our various product candidate development programs and to meet our business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by our intellectual property, the substantial costs and diversion of management’s attention and resources which could result from pending securities litigation, risks related to the drug development and the regulatory approval process, including the timing and requirements of regulatory actions, and the impact of competitive products and technological changes. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K. You may access these documents for no charge at http://www.sec.gov. 2

Corporate Overview Acer Therapeutics is a pharmaceutical company that acquires, develops and seeks to commercialize therapies for serious rare and life-threatening diseases with significant unmet medical needs Headquartered: Newton, MA Headcount: 20 Founded: December 2013 Public: September 2017 Cash: $6.2M as of September 30, 2020, combined with additional $5.4M of net proceeds subsequently received from ATM stock sales and Lincoln Park stock purchase agreement as of January 15, 2021 Expected to have sufficient capital to fund current operations into Q2 2021 3 ACER

Leadership Team 4 ACER

Investment Highlights Acer’s pipeline includes four programs: ACER-001 (a taste-masked, immediate release formulation of sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCDs) and Maple Syrup Urine Disease (MSUD) EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation Osanetant for the treatment of induced Vasomotor Symptoms (iVMS) Emetine a host-directed therapy against a variety of infectious diseases Product candidates are believed to present a comparatively de-risked profile, having one or more of: Favorable safety profile; clinical proof-of-concept data; mechanistic differentiation Potential expedited paths for development through specific FDA-established programs Multiple anticipated key milestones: ACER-001 BE fed trial completion: Q1 2021 ACER-001 pre-NDA meeting with FDA$: Q2 2021 ACER-001 (UCDs) NDA submission*$: Mid-2021 EDSIVO™ FDA meeting to discuss confirmatory evidence plan: H1 2021 Osanetant IND submission: Mid-2021 Osanetant Phase 2 trial initiation**$: H2 2021 5 ACER * Assuming successful outcomes of BE trial under fed conditions, additional nonclinical work and long-term stability data ** Subject to successful IND submission and clearance $ Subject to additional capital

6 Clinical Pipeline ACER * Requires bioequivalence (BE) trial under fed conditions ** Additional capital resources required to fund these programs going forward *** Response received March 2020 denying appeal of the Complete Response Letter but describing possible paths forward for Acer to explore that could provide the substantial evidence of effectiveness needed to support a potential resubmission of the EDSIVO™ NDA ** *** * ** **

ACER-001

Overview

Disease Overview

- **UCDs**: A group of metabolic genetic diseases that lead to toxic build-up of NH_4^+
- **UCDs**: Currently treated with Ravicti®, Buphenyl®, Ammonul®, and a highly-restricted diet
- **MSUD**: A metabolic genetic disease that leads to toxic build-up of leucine and other branched-chain amino acids
- **MSUD**: Currently managed with a highly-restricted diet; poor compliance

Mechanism of Action

- **Small molecule with unique MOAs in various disorders**
- **UCDs**: NaPB is a prodrug of phenylacetate, a NH_4^+ scavenger
- **MSUD**: NaPB is an allosteric inhibitor of BCKD kinase

Product Profile

- **A taste-masked, immediate release formulation of sodium phenylbutyrate***
- **UCDs**: Trial showed ACER-001 bioequivalence to Buphenyl® in healthy volunteers under fasted conditions; BE under fed conditions currently being investigated
- ACER-001 under fasted conditions achieved >2x C_{max} of PBA vs. fed conditions
- **MSUD**: POC study[1] suggests ~60% of patients have 30% reduction in Leucine

The Opportunity

- **Anticipate NDA submission for UCD Mid-2021*$**
- **UCDs**: ~700 patients treated with sodium / glycerol phenylbutyrate.
- **MSUD**: ~800 treatment-eligible patients in the U.S.; 3,000 patients worldwide
- Advantageous orphan pricing likely with robust program to support patient access and reimbursement acertherapeutics

1 Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640.
* Assuming successful outcomes of BE trial under fed conditions, additional nonclinical work and long-term stability data
$ Subject to additional capital

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ACER-001

Urea Cycle Disorders

- Newborns with severe urea cycle disorders become significantly ill with symptoms that mimic sepsis -- failure to feed, lethargy, respiratory distress, seizures and ultimately coma
- Children and adults with milder (or partial) urea cycle enzyme deficiencies may go years without a diagnosis, until a trigger -- a high protein meal, viral illness, excessive exercise or calorie deficiency -- causes excessive ammonia to be produced in the body, resulting in critical elevations of blood ammonia levels
- For individuals with an ornithine transcarbamylase (OTC) deficiency, typical neuropsychological complications include developmental delay, learning disabilities, intellectual disability, attention deficit hyperactivity disorder (ADHD), and executive function deficits


Symptoms of
Hyperammonemia
General
- Growth retardation
- Hypothermia
Muscular/Neurologic
- Poor coordination
- Dysdiadochokinesia
- Hypotonia or hypertonia
- Ataxia
- Tremor
- Seizures
- Decorticate or decerebrate posturing
Central
- Combativeness
- Lethargy
- Coma
Eyes
- Papilledema
Pulmonary
- Shortness of breath
Liver
- Enlarge-ment

Reproduced from: http://upload.wikimedia.org/wikipedia/commons/7/76/Symptoms_of_hyperammonemia.svg.

acertherapeutics

Ah Mew N, et al.. Urea cycle disorders overview. Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993.
Lichter-Knoecki U., et al. Ornithine Transcarbamylase Deficiency, Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993-2019.

8

9 Berry S, et al. Molecular Genetics and Metabolism 125 (2018) 251–257. ACER-001 Mechanism of Action Nitrogen scavenger therapy Alternative pathway treatment diverts nitrogen from the urea cycle to alternate routes of excretion Both Ravicti® and Buphenyl® metabolize to phenylbutyrate (PBA), a prodrug of phenylacetate (PAA) PAA is the active moiety – it combines with glutamine, producing phenylacetylglutamine Phenylacetylglutamine (PAGN) is excreted by the kidneys NH4+ α-Ketoglutarate Glutamate Glutamine GPB PBA Buphenyl ® (sodium phenylbutyrate) PAA PAGN Ravicti® (glycerol phenylbutyrate) Oral Liquid Ester hydrolysis/ Pancreatic Lipases β-oxidation Urine Excretion Fig. 1. Metabolizing pathway and mechanism of action of GPB. GPB (glycerol phenylbutyrate); PAA (phenylacetic acid); PBA (phenylbutyric acid); PAGN (phenylacetylglutamine).

10 ACER-001 Unmet Need Buphenyl®:   Foul odor and foul/bitter taste; considered unpalatable1 64% of patients reported it is difficult to take because of taste Physicians reported that 25-33% of patients took less than target dose due to tolerability Only 25% of patients indicated that they never miss a dose 46% of patients reported taste as the reason for discontinuation1 Ravicti®: Tasteless/Odorless 75% of Buphenyl® patients switched to Ravicti®3 Pricing has risen to levels considered challenging3 Reports of difficult access, unaffordability, and forced switches back to sodium phenylbutyrate Example: Buphenyl® and Ravicti® blocked on JPMorgan Chase plan Rx formulary2 Some patients are not meeting the treatment goal of <0.5 ULN (~17.5 umol/L)4 Patients and physicians desire a taste-masked, effective, and affordable treatment option3 1 Shchelochkov et al., Molecular Genetics and Metabolism Reports 8 (2016) 43-47. 2 https://www.caremark.com/portal/asset/Formulary_Drug_Removals_JPMC.pdf 3 Acer Market Research  4 Nicola Longo & Robert J. Holt (2017) Expert Opinion on Orphan Drugs, 5:12, 999-1010.

Regulatory Path: 505(B)(2)  RLD: Buphenyl® Bridging Studies: two (2) studies Fasted (pre-meal) study: lifecycle opportunity [completed] Fed study: pivotal – will be on label at launch [completion Q1’21] Taste Assessment Studies: two (2) studies At 5 and 10-minutes [completed] At 0 through 5-minutes [completion Q1’21] Chronic (9-month) Toxicity Studies: two (2) studies Talc & Eudragit E [completed] 12-month Stability [ongoing  completion Q2’21] 11 Development Overview ACER-001

12 ACER-001 Food Effect * Based on data comparison of ACER-001 under fed conditions vs. published data of NaPB under fed conditions 1 ACER-001 Pivotal BE/BA Study (Part B) in healthy volunteers 2 Sci Rep 9, 17075 (2019). https://doi.org/10.1038/s41598-019-53628-x Maximum concentration (Cmax) ~2x higher under fasted (pre-meal) conditions Comparable PK between ACER-001 and NaPB under fed conditions* ACER-0011 NaPB2 Fed Fasting Fed Fasting Concentration (ug/mL) 0 30 60 90 120 150 180 210 240 270 300 1 2 3 4 5 6 7 8 9 10 11 12 Nominal Time (h) 0.01 0.1 100 1000 Treatment: Treatment A Acer-001 Fasting Treatment C Acer-001 Fed Concentration (μg/mL) 200 300 60 120 180 240 300 30min before BF Just before BF Just after BF Time(min)

13 ACER-001 Food Effect: In Silico Model Adult Virtual Patient Child Virtual Patient PAA (Safety1,2,3) uPAGN (Efficacy) 1 Mol Genet Metab. 2013 Dec; 110(4): 446-453. 2 Pediatr Res. 1986 Nov; 20(11):1117-21. 3 Cancer. 1995 Jun 15; 75(12):2932-8. ACER-001 in a fasted state required ~30% less PBA to achieve comparable therapeutic benefit in a fed state Model predicted 43% increase in urinary PAGN levels (negative correlation with blood ammonia AUC) PAA Cmax Allowed Toxicity Range 0 50 100 150 200 250 mg/mL 3 9 15 21 ACER001 Fasted, 60% of fed dose ACER001 Fasted, 70% of fed dose ACER001 Fasted, 100% of fed dose Buphenyl Fed, 100% of fed dose Total daily fed dose (g) Above allowed concentration Urinary PAGN g/day 30% less drug Equivalent NH4 removal 5 10 20 25 30 35 40 1.5 6 2 4 8 12 14

Dosing and Administration for Buphenyl®, Ravicti® and Pheburane® are all instructed to be given with food There is a significant food effect with NaPB The pharmacokinetic (PK) and pharmacodynamic (PD) properties of Ravicti® are indistinguishable in the fed or fasted states1 Dosing in a pre-meal setting should increase exposure, and theoretically improve ammonia control / outcomes in UCDs patients 2x the Cmax of PBA may also improve efficacy in other disorders (where PBA is the active moiety), such as MSUD and PFIC2 ACER-001’s formulation may improve tolerability of the drug when administered under fasted (pre-meal) conditions 14 ACER-001 Food Effect: Summary 1 United States Patent number US8642012B2 2 Sci Rep 9, 17075 (2019). https://doi.org/10.1038/s41598-019-53628-x

15 * Subject to FDA approval ** Molecular Genetics & Metabolism Reports 8 (2016) 43-47. *** Ravicti® and Buphenyl® pppy is based on patient weight and WAC price ACER-001 Product Differentiation

BE trial under fasted conditions successfully completed in Q1 2020 Received FDA Type C meeting feedback in August 2020 BE trial under fed conditions: Fully enrolled in December 2020 Anticipate completion in Q1 2021 Targeting pre-NDA meeting with FDA in Q2 2021 505(b)(2) NDA for UCDs: anticipate submission mid-2021$ pending successful outcome of BE trial under fed conditions, additional nonclinical work and long-term stability data Evaluate in parallel$ or after initial potential FDA approval for UCDs (under fed conditions): Pre-meal administration of ACER-001, which would require additional nonclinical and clinical studies$ to demonstrate efficacy and safety in UCDs MSUD Other potential indications 16 ACER-001 Clinical & Regulatory Paths $ Subject to additional capital

ACER-001

Value Proposition

ACER-001 Value Proposition:

- Taste-masked formulation improves palatability & tolerability vs Buphenyl®
- Bioequivalence to Buphenyl® in fed dosing currently being investigated (assuming positive data from fed BE study)
- New fasted (pre-meal) dosing data suggests ability to optimize Rx dosing approach[2]
- Pricing significantly lower than current Ravicti® price
- Robust patient support services program to remove barriers to care
- Payer engagement strategy to alleviate insurance paperwork and support switching
- Acer's commitment to support the UCD community and on-going IEM research


~2,100 UCD Patients in U.S.
~1,100 UCD Pts Actively Managed
~700 Drug Treated Pts¹
~400 Rx Status "unknown"
Buphenyl®/Generic Patients¹
~20%-30% of market
~140-200 pts
Ravicti® Patients¹
~70%-80% of market
~500-560 pts

acertherapeutics

1 Payer Claims Data on File
2 Initial product label will use fed dosing; pre-meal dosing label to be pursued in sNDA

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18 ACER-001 IP / Exclusivities IP: Filed formulation composition of matter patent application (priority date Oct. 2016) Issued patents (US/EP): “Methods of modulation of branched chain acids and uses thereof” [US PATENT NO. 10,092,532], licensed from Baylor College of Medicine relating to MSUD In addition, we continue to pursue new patents and exclusivity possibilities, based on our development plans and product attributes Regulatory Exclusivities: MSUD: Granted U.S. Orphan Drug Designation: 7 years market exclusivity from FDA approval Pediatric exclusivity: +6 months added (if pediatric indication study approved)

EDSIVO™

Overview

Disease Overview

- **No approved therapeutic options for vEDS patients**
- Autosomal dominant connective tissue disorder of collagen synthesis caused by mutations in the COL3A1 gene for type III procollagen
- Characterized by arterial aneurysms, dissections and/or ruptures
- Median survival in the U.S. is estimated to be 51 years of age

Mechanism of Action

- **EDSIVO™ has a unique pharmacological profile**
- β2 and β3 adrenergic receptor agonist; selective β1 and α2 adrenergic receptor antagonist; activates endothelial Nitric Oxide Synthase (eNOS)
- EDSIVO's™ potential beneficial effects in vEDS thought to be through vascular dilatation and smooth muscle relaxation, thereby reducing the mechanical stress on collagen fibers within the arterial wall

Product Profile

- **BBEST Clinical Trial: 76% reduction in risk of arterial events observed in COL3A1+ subpopulation[1]**
- Statistically-significant improvement in event-free survival (EFS) compared to control in vEDS patients (n=53)[1]

The Opportunity

- **FDRR appeal of CRL denied; currently exploring possible path forward**
- In January 2021, intend to submit a meeting request with FDA regarding Acer's proposed plan to support celiprolol's potential benefit in treating COL3A1+ vEDS patients[$]
- Could potentially satisfy the substantial evidence of effectiveness needed to support a possible resubmission of the EDSIVO™ NDA[$]
- Neither resubmission nor the prospect of approval of EDSIVO™ NDA is assured acertherapeutics

1 Ong Lancet 2010; 376: 1476-84.

$ Subject to additional capital

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EDSIVO™

Vascular Ehlers-Danlos Syndrome (vEDS)

- Ehlers-Danlos syndrome (EDS) is a group of hereditary disorders of connective tissue
- vEDS (EDS type IV) is the severe subtype:
  - Characterized by aneurysms, dissections and/or ruptures
    - Vascular
    - Hollow Organs (e.g. gastrointestinal, uterine)
  - Autosomal dominant (50%); spontaneous mutations (50%)
  - Diagnosed by clinical symptoms and confirmed by presence of mutations in the COL3A1 gene
  - Events occur in 25% of patients before the age of 20, and 90% by the age of 40
  - Median age of death is estimated to be 51 years[1]
- No approved therapeutic options for vEDS
  - Current treatment is focused on surgical intervention


Cerebral (3)
Vertebral (2)
Carotid (8)
Subclavian (8)
Innominate (5)
Axillary (2)
Arch (6)
Thoracic aorta (10)
Celiac (4)
Hepatic (4)
Splenic (5)
SMA (6)
Renal (9)
Ileocolic (1)
IMA (1)
Abdominal aorta (7)
Iliac (9)
Femoral (8)
SFA (3)
Popliteal (4)
Tibial (1)
n = 24 patients
132 complications

Fig. 3 Distribution of 132 vascular complications in 24 patients with a clinical diagnosis of EDS type IV. J Vasc Surg 2005;42:98-106.

acertherapeutics

1 Pepin Genet Med. 2014 Dec;16(12):881-8.

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EDSIVO™

Mechanism of Action

- EDSIVO™ has a unique pharmacological profile:
  - β2 and β3 adrenergic receptor agonist
  - Selective β1 and α2 adrenergic receptor antagonist
  - Intrinsic sympathomimetic activity (ISA+)
  - Lacks non-specific membrane effects
  - Activates endothelial Nitric Oxide Synthase (eNOS)*
- Void of blood pressure lowering in normotensive people
  - Most vEDS patients are normotensive, thus the potential beneficial effect of celiprolol is unlikely to be through blood pressure lowering (β1 antagonism)
- EDSIVO's™ mechanism of action in vEDS patients is thought to be through vascular dilatation and smooth muscle relaxation, thereby reducing the mechanical stress on collagen fibers within the arterial wall


β-adrenoceptor antagonists
With α-antagonism
Carvedilol (α1)
labetalol (α1)
Non-selective β-adrenoceptor antagonists
Celiprolol (α2)
β1-Selective
Negative ISA
Atenolol
Bisoprolol
Betaxolol
Metoprolol
Esmolol
Nebivolol
Positive ISA
Vasodilating Property
Celiprolol
Without Vasodilating Property
Acebutolol
Carteolol
Penbutolol
Non-selective
Negative ISA
Propranolol
Sotalol
Nadolol
Timolol
Positive ISA
Pindolol
Oxprenolol

acertherapeutics

Cardiology in Review 2017;25: 247–253.
* Hypertension 2003 Nov;42(5):1004-13.

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Efficacy: 76% reduction in the risk of fatal or nonfatal cardiac or arterial events in COL3A1+ EDSIVO™ patients vs. control group over mean follow-up of 47 months 75% reduction in risk of primary (cardiac or arterial events) and secondary (intestinal or uterine rupture) events in COL3A1+ EDSIVO™ patients vs. control group 22 Primary Endpoint Primary + Secondary Endpoints Ong Lancet 2010; 376: 1476-84. 0 12 24 36 48 60 72 EDSIVO™ BBEST Trial: COL3A1+ Subpopulation Number at risk/events Celiprolol Control 13 13/1 12/2 9/2 8/2 2/2 20 19/2 15/6 11/9 4/11 3/11 11/3 9/3 8/3 2/3 16/5 9/12 6/14 3/14 2/14 p=0.0406 p=0.0167 time (months) Figure 3: Kaplan-Meier curves of event-free survival in 33 patients with positive COL3A1 mutation Primary endpoint (A). Primary and secondary endpoints (B). A B Proportion of survival free events (%) 0 12 24 36 48 60 72 25 50 75 100

June 2019: Received CRL from FDA CRL stated it will be necessary to conduct an adequate and well-controlled trial to determine whether celiprolol reduces the risk of clinical events in patients with vEDS December 2019: Submitted Formal Dispute Resolution Request (FDRR) to the Office of New Drugs (OND) March 2020: Received OND FDRR response Denied appeal of CRL OND described possible paths forward for Acer to explore that could provide substantial evidence of effectiveness needed to support a potential resubmission of NDA January 2021: Pursuing next steps Intend to submit a meeting request with FDA regarding Acer’s proposed plan to support celiprolol’s potential benefit in treating COL3A1+ vEDS patients$ Could potentially satisfy the substantial evidence of effectiveness needed to support a possible resubmission of the EDSIVO™ NDA$* The company may discontinue the process at any point where risk/benefit no longer justifies continued resources 23 EDSIVO™ Regulatory Timeline $ Subject to additional capital * Neither EDSIVO™ NDA resubmission nor approval is assured

EDSIVO™ Substantial Evidence of Effectiveness Two adequate and well-controlled clinical investigations2 One adequate and well-controlled investigation plus confirmatory evidence2 One adequate and well-controlled investigation1 THE QUANTITY OF CLINICAL EVIDENCE TO ESTABLISH EFFECTIVENESS In many situations FDA requires two adequate and well-controlled trials to establish effectiveness This reflects the need for substantiation of experimental results Under certain circumstances and consistent with FDAMA, FDA can conclude that one adequate and well-controlled clinical investigation plus confirmatory evidence is sufficient to establish effectiveness FDA can accept a single adequate and well-controlled trial when the results are highly persuasive such that the single trial provides support comparable to that from two adequate and well controlled studies Level of Persuasiveness 1 FDA Guidance Document (1998) ‘Providing Clinical Evidence of Effectiveness for Human Drug and Biological Products’. 2 FDA Guidance Document (2019) ‘Demonstrating Substantial Evidence of Effectiveness for Human Drug and Biological Products’. 24

Osanetant

Overview

Disease Overview

- **iVMS are well documented with the use of cancer therapies and certain surgical procedures**
- Symptoms such as hot flashes can appear immediately and be severe after reduction in estrogen production or estrogen blockade
- KNDy neurons are important for thermoregulation and become hypertrophied in the absence of estrogen

Mechanism of Action

- **Osanetant is a selective, non-peptide tachykinin NK3 receptor antagonist**
- NK3R is the main receptor for neurokinin B (NKB), a tachykinin peptide primarily found in the arcuate nucleus (ARC) of the hypothalamus and KNDy neurons
- NK3R antagonism is an alternative to hormone replacement therapy for the treatment VMS by mimicking the negative feedback of estrogen on KNDy neurons

Product Profile

- **Believed to have largest body of clinical safety data for any NK3R antagonist**
- Clinical and laboratory safety results are available from 23 completed Phase 1 and 2 studies (387 healthy subjects and 822 patients were treated with osanetant)*
- Oral bioavailability, readily crosses the blood-brain barrier

The Opportunity

- **Acer licensed worldwide rights to osanetant from Sanofi in Dec. 2018**
- Targeting IND submission in mid-2021
- Plan to initiate Phase 2 trial in H2 2021**
- Currently no other NK3R antagonists in development in iVMS space acertherapeutics

* Am J Psychiatry. 2004 Jun;161(6):975-84.

** Subject to successful IND submission and clearance, and additional capital

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Acer acquired worldwide rights to osanetant from Sanofi in December 2018 Osanetant (SR142801) was the first selective non-peptide tachykinin NK3 receptor antagonist evaluated as a potential treatment for schizophrenia Clinical and laboratory safety results are available from 23 completed Phase 1 and 2 studies in which 387 healthy subjects and 822 patients (schizophrenia, depression, others) were treated with osanetant No major safety concerns identified from these studies after single-dose and repeated-dose administration of up to 400 mg QD for up to 21 days, and 200 mg QD for up to 6 weeks for schizophrenia In March 2005, Sanofi-Aventis discontinued the development of osanetant for schizophrenia citing ‘lack of efficacy compared with placebo’ in this indication as a major reason for this decision 26 Osanetant History

VMS, typically comprised of hot flashes and night sweats, are associated with decreases in reproductive hormones commonly associated with menopause (e.g. MR-VMS) 27 Osanetant Vasomotor Symptoms (VMS) The Oncologist, Oct 2003, vol.8 no.5 474-487. http://www.everydayhealth.com/menopause/science-behind-the-hot-flash.aspx A diminished amount of hormones, such as estrogen, affects the hypothalamus This confuses the hypothalamus and makes it read “too hot” The brain responds by relaying an alert to cool off The body then tries to cool off by beginning to perspire It’s getting hot in here

28 Osanetant Induced Vasomotor Symptoms (iVMS) Women with HR+ Breast Cancer (CaB) receiving Tamoxifen 84% of women experienced hot flashes1 80% experienced night sweats 60% experienced severe symptoms Symptoms persisted throughout 5 years of treatment and were mainly attributed to tamoxifen After 4.5 years, 46% of women had discontinued tamoxifen2 Women who are BRCA+ and have prophylactic bilateral salpingo-oophorectomy (PBSO) 67% of women have symptoms of menopause such as hot flashes5 Up to 35% complain of “extremely bothersome” symptoms up to two years after their surgery6 Men with HR+ Prostate Cancer (CaP) receiving Leuprolide 80% of men experience hot flashes3 15-27% of patients consider hot flashes the most distressing side effect 30-40% experienced moderate-to-severe symptoms 20% discontinued or disrupted treatment 1Moon, Z. et al., JOURNAL OF PSYCHOSOMATIC OBSTETRICS & GYNECOLOGY, 2017 VOL. 38, NO. 3, 226–235. 2Nichols, H, et al., JNCI J Natl Cancer Inst, 2015, 1–8. 3Challapalli, A, et al., Clinical and Translational Radiation Oncology 10 (2018) 29–35. 4Abildgaard, J, et al., JNCI Cancer Spectrum, 2018, Vol. 0, No. 0. 5L. Johnson, et al. American Society for Reproductive Medicine, 2014 Vol 102 No. 3, Supplement, e249. 6Griffiths, E, et al: The Obstetrician & Gynaecologist, 2005: 7:23-27.

Osanetant

Mechanism of Action

- Neurokinin B (NKB) belongs to a group of neuropeptides, called tachykinins or neurokinins, that includes substance-P (SP), neurokinin A (NKA), and two N-terminally extended forms of NKA, neuropeptide g and neuropeptide K
- The biological effects of tachykinins are mediated through specific receptors denoted NK1, NK2, and NK3
- NKB is the preferred endogenous ligand of tachykinin NK3 receptors
- The tachykinin NK3 receptors are located primarily in the brain, while a few receptors are also present in the peripheral nervous system (intestines, placenta)


HUMAN
POA
Infundibular Nucleus
Dyn
NKB
ERα
PR
Kisspeptin neurone
KNDy neurone
POA/ Infundibular nucleus
KISS1
KISS1
GnRH neurone
KISS1
KISS1
ME
GnRH
Pituitary
LH/FSH
Gonads
Sex Steroids
ERα PR (sex steroid receptor)
NKB3R (Neurokinin B receptor)
Kiss1r/KISS1R (Kisspeptin receptor)
KOR (Kappa opioid receptor)

acertherapeutics

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30 Osanetant Clinical POC in VMS: NK3R Antagonist Herman Depypere et al., ENDO2017. Fezolinetant is a NK3R antagonist being developed by Astellas for moderate-to-severe VMS At Week 4: fezolinetant group: 14/40 patients have ZERO hot flash placebo group: 2/40 patients have ZERO hot flash Average Daily Hot Flash Frequency Reported as per FDA Guidance fezolinetant 90 mg BID (N=40) Placebo (N=40) HF Frequency Baseline Week 4 Week 12 Week2 Week 4 Week 6 Week 10 FUP WK2 88%* 38%* 93%* 54%* p<0.0001 *: % decrease from the baseline

31 Osanetant Clinical POC in VMS: NK3R Antagonist Prague J., et al. Menopause. 2018 Aug;25(8):862-869. Pavinetant (MLE4901) was a NK3R antagonist that was discontinued by Millendo for the treatment of polycystic ovary syndrome and menopausal hot flushes % change from baseline Hot flash frequency Hot flash severity Placebo MLE4901 Hot flash bother Hot flash interference Fig.2. Hot flash frequency (A), severity (B), bother (C), and interference (D) outcomes; results are presented as percentage change with 95% CIs from baseline at each time point during the treatment period (ie, on day 3 of treatment, and then weekly mean total for each week (wk) of the 4-week treatment period for both placebo (white) and MLE4901 (gray). Minimum n = 33; maximum n = 37. * P=<0.0001, #P=0.0006, ^P=0.0011, +P=0.0001. Week 4 data adapted from and Prague et al, Lancet, 201718. day3 Wk 1 Wk 2 Wk 3 Wk 4 -100 -80 -60 -40 -20 0 20

Acer is partnering with leading universities to design & conduct clinical trials to evaluate osanetant in various patient populations with iVMS These include patients with medically or surgically iVMS (may include any/all of the following): Women who are BRCA+ and have had a PBSO Men with HR+ Prostate Cancer receiving leuprolide Women with HR+ Breast Cancer receiving tamoxifen Initial Phase 2 BRCA+ PBSO trial$: Evaluate PK/PD and safety, including physiologic PD Identify the optimal dosing strategy to advance into further efficacy studies in minimizing the iVMS symptoms 32 Osanetant Development Plan $ Subject additional capital

Emetine

Overview

Disease Overview

- **Broad-spectrum Antiviral**
- In vitro +/- in vivo data across multiple virus families, including coronavirus, filovirus, flavivirus, herpesvirus, togavirus, arenavirus, HIV, influenza

Mechanism of Action

- **Host-directed Therapy**
- Restores cellular stress response by interrupting the viral-induced MDM2-P53 loop, by shepherding RPS14 from cytosol into the nucleus, thus inhibiting viral replication
- Few drugs in development that are host-directed; believed to be only drug exploiting this particular MOA

Product Profile

- **Used previously in tens of thousands of humans as an antiprotozoal, emetic, and antiviral agent**
- Toxicity is related to cumulative dose
- Reasonable safety profile administered as injectable in humans up to 10 mg/kg cumulative dose

The Opportunity

- **Pursuing multiple non-dilutive funding options**
- Proposed clinical trial to evaluate emetine in high-risk, symptomatic adult patients with COVID-19 infection not requiring hospitalization*$
- Evaluating development pathways against other viruses utilizing animal rule / Medical Countermeasure (MCM) pathway$

acertherapeutics

$ Subject additional capital

* Subject to successful IND submission and clearance

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Emetine is one of the main alkaloids found in ipecacuanha (ipecac) root Clinically, emetine hydrochloride was originally marketed in the U.S. as a topical anti-infective in dental applications (ca 1890s by Eli Lilly and Company) Later, emetine hydrochloride for injection gained market adoption as a specific treatment for amebic infections and was used for this purpose through the 1980s in the U.S. until its market displacement by metronidazole An oral formulation, syrup of ipecac, also contains emetine as one of its active ingredients Substantial clinical experience with emetine and emetine-containing products exists because of their introduction in the U.S. prior to the 1938 Food, Drug, and Cosmetic Act, and especially the development of an over-the-counter monograph for syrup of ipecac Its broad antiviral activity has only been discovered in the past decade Clinically, emetine has been used to treat approximately 700 patients (including pediatrics) with viral hepatitis1 and varicella-zoster virus2 34 Emetine History 1 Del Puerto et al. Pren. méd. argent., 55: 818, 1968. 2 Annamalai et al. Emetine Hydrochloride in the Treatment of Herpes Zoster. 1968.

Emetine

Mechanism of Action

- Viral infections have developed evolutionary mechanisms for inhibiting the cellular stress response and promote ribosome biogenesis to facilitate viral replication
- **Host-directed Therapy:** Binding of emetine with RPS14 restores the cellular stress response, which results in blocking ribosome biogenesis and translation-elongation of viral mRNA in infected cells
- Emetine does not inhibit viral replication in null RPS14 cells
- Viral resistance believed to be extremely unlikely given unique MOA


High-density
Cytoplasm
Nucleus
Emetine
(1)
(2)
(3)
(4)
(5)
(6)
(7)
(8)
Low-density
Induction
Transport
Association
Unable to bind

In high-density infected cells (A) emetine induces (1) nuclear translocation of RPS14 (2) followed by RPS14 binding to MDM2 (3 & 4) resulting in disruption of the interaction between MDM2-p53 (6) and MDM2- viral IE2 (5 & 7), and by RPS14 ubiquitination and degradation (8). In low-density infected cells (B) although emetine induces (1) nuclear translocation of RPS14 (2), it is unable to interact with MDM2 (4) which is already bound to p53 to facilitate virus replication (3).

acertherapeutics

Mukhopadhyay et al. PLoS Pathog 12(6):e1005717, 2016.

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36 Emetine In Vitro Data EC50 = concentration of a drug that gives half-maximal response. IC50 = concentration of an inhibitor where the response is reduced by half. CC50 = 50% cytotoxic concentration *EC50 / CC50 values = μM (unless otherwise noted) **For reference, the EC50 of remdesivir is 23.15 μM at MOI 0.02; paper demonstrates that emetine is synergistic with remdesivir Nanomolar in vitro potency against a wide variety of both DNA- & RNA-replicating viruses

37 Emetine In Vivo Efficacy Data Zika virus1 Ebola virus1 Cytomegalovirus2 Emetine suppresses ZIKV virus load in vivo. a Three-month-old SJL male mice were infected retro-orbitally with ZIKVBR followed by IP administration of emetine (1 mg/kg/day) for the next 6 days (N = 4 mice per group). Two groups of SJL mice (N = 4) received the same volume of vehicle buffers. Statistical analysis by two tailed t-test. **p= 0.0014, ***p = 0.0005. b Ifnar1−/−−/− mice were dosed with emetine 1 mg/kg (E1, N = 6), 2 mg/kg (E2, N =7), and PBS (VC, N = 8), respectively. Emetine inhibits EBOV infection in vivo c The survival curve of MA-EBOV infected mouse treated with 1 mg/kg emetine every day. Six to eight week-old female BALB/c mice were randomly assigned into groups (N =6 animals). All the mice were challenged with a lethal dose of 1000 times the LD50 mouse adapted EBOV via IP treatments with either emetine (1 mg/kg/day) or PBS (same volume for the control group) were initiated at 3 h before the challenge and continued for up to 6 days post infection. Survival was monitored for 28 days post infection. Emetine achieves high tissue concentrations and is efficacious against MCMV replication. B) Quantitative real-time PCR of viral gB was performed on DNA extracted from blood at day 14 post infection. Emetine was administered orally starting 24 hpi or 72 hpi at 0.1 or 1.0 mg/kg every 3 days. GCV dose was 10 mg/kg/dose administered intraperitoneally twice daily. 1 Yang et al. Cell Discovery (2018) 4:31. 2 Mukhopadhyay et al. PLoS Pathog 12(6):e1005717, 2016. A b C B SJL mice Number of ZIKV particles per 1 μg RNA sample 101 102 103 104 Emetine - + Day 0 Day 6 n.d. * Serum viral load (NS1 ng/mL) -10000 1000 2000 3000 Ifnar1 -/- mice VC E1 E2 MOCK % Survival BALB/c mice DPBS emetine 1 mg.kg Post-infection (Days) 0 20 40 60 80 100 10 30 Log10 MCMV DNA copies/100ng Mock Infected Emetine (0.1 mg/kg) Emetine (1.0 mg/kg) GCV 24 hpi 72 hpi

38 Emetine PK & Tox Data Non-clinical pharmacokinetic studies show that emetine rapidly concentrates in the tissues, reaching levels that are 1,000- to 3,000-fold greater than in the plasma Emetine has been detected in a variety of tissues, including the heart, liver, lungs, intestines, kidney, spleen, stomach, adrenals, and brain, with a long (days/weeks) tissue half-life However, the key target organs of toxicity identified in the literature are muscle and cardiac tissue. All identified studies (animals, in vitro, and humans) focused on muscle and cardiac effects Acute toxicity with emetine appears to be related to cumulative dose exposure, but also appears completely reversible ~3 weeks after cessation of therapy:

Patients with solid tumors treated with 1 mg/kg/day emetine daily via SC injection for 10 days (cumulative dose 650 mg) did not experience any notable toxicity1 Electrocardiographic abnormalities were observed, but not often associated with significant cardiac symptoms2,3,4 T wave inversion (TWI) is the first to appear and the last to disappear Q-T interval prolongation The average time required for complete return of the tracing to normal is ~six weeks At higher cumulative doses (e.g. ≥ 650 mg): hypotension, tachycardia, cardiomyopathy, myocarditis, precordial pain, gallop rhythm (on auscultation), dyspnea, cardiac dilatation, congestive failure, and death have been reported5 Toxicity with emetine appears to be cumulative-dose related and independent of schedule1,6 Complete reversibility of cardiac adverse effects6 39 Emetine Clinical Safety 1 Mastrangelo et al. Cancer 31:1170-1175. 2 Banerjea et al J Assoc Physicians India 14:349-364. 3 Ramachandran et al. Ceylon Med J 18:138-143. 4 Moertel et al. Cancer Chemother Rep 58:229-232, 1974. 5 Bleasel et al. Pharmaceuticals 2020, 13, 51. 6 Siddiqui et al. Cancer Chemother Rep 57:423-428, 1973.

40 Cash $6.2M as of September 30, 2020, combined with additional $5.4M of net proceeds subsequently received from ATM stock sales and Lincoln Park stock purchase agreement as of January 15, 2021 Expected to have sufficient capital to fund current operations into Q2 2021 Capitalization as of January 15, 2021 13.9M shares of common stock outstanding 15.2M shares of common stock fully diluted $99M invested through January 15, 2021 ACER Financial Overview

Summary 41 ACER * Assuming successful outcomes of BE trial under fed conditions, additional nonclinical work and long-term stability data ** Subject to successful IND submission and clearance $ Subject to additional capital Acer’s pipeline includes four programs: ACER-001 (a taste-masked, immediate release formulation of sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCDs) and Maple Syrup Urine Disease (MSUD) EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation Osanetant for the treatment of induced Vasomotor Symptoms (iVMS) Emetine a host-directed therapy against a variety of infectious diseases Product candidates are believed to present a comparatively de-risked profile, having one or more of: Favorable safety profile; clinical proof-of-concept data; mechanistic differentiation Potential expedited paths for development through specific FDA-established programs Multiple anticipated key milestones: ACER-001 BE fed trial completion: Q1 2021 ACER-001 pre-NDA meeting with FDA$: Q2 2021 ACER-001 (UCDs) NDA submission*$: Mid-2021 EDSIVO™ FDA meeting to discuss confirmatory evidence plan: H1 2021 Osanetant IND submission: Mid-2021 Osanetant Phase 2 trial initiation**$: H2 2021

Reference Slides 42

MSUD is an inborn error of Branched-chain Amino Acid (BCAA) – leucine, isoleucine, valine – metabolism Caused by deficiency of the mitochondrial Branched-chain Keto Acid Dehydrogenase complex (BCKDC) ~800 patients in U.S., ~3,000 patients worldwide MSUD Family Support Group has >500 patients Part of newborn screening in U.S., UK, Germany High leucine levels lead to chronic and acute neurological damage Lower IQ Mental impairment (poor cognitive function) Social impairment (poor executive function) Metabolic decompensation (seizures and coma) A highly-restricted diet is the primary treatment Consists of BCAA-free synthetic foods and formula Very few foods have low BCAAs (fruits & vegetables) Balancing act: enough BCAAs for growth & development 43 indicates p < 0.05, *** p < 0.001 compared to the control group* * Muelly 2011 Neuropsychiatric and Neurochemical Sequelae of MSUD. ACER-001 Maple Syrup Urine Disease (MSUD) Full Scale IQ 60 80 100 120 140 0 5 10 15 20 40 50 70 90 25 A B C D Controls MSUD Hamilton Depression Score Hamilton Anxiety Score Conner’s Parent Rating Scale DSM-IV ADHD Symptoms

44 ACER-001 MSUD: Clinical POC Study Design: Open label pilot study1 at Baylor College of Medicine – 3 healthy and 5 MSUD subjects with late onset disease 3 days of steady-state protein diet*; then 3 days of NaPB + diet* BCAAs and BCKAs determined at day 3 of each study period (4 time points) Results: NaPB showed a statistically significant reduction of leucine in all 3 healthy subjects (p< 0.05) and 3 out of 5 MSUD patients (p< 0.05 in responders) ~30% reduction (28-34%) in leucine in MSUD responders Clinicians view >20-30% ↓ as clinically meaningful** Comments: Despite the short treatment duration (3 days) NaPB showed statistically significant (intra-subject) reduction in leucine in 75% of the subjects Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640 1 Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640. * All subjects received a constant protein intake of 0.6 g/kg/day as combination of BCAA-free formula and whole protein ** Acer commissioned market research Healthy Subjects (n=3) MSUD Subjects (n=5) Total (n=8) 100% 60% 75%

ACER-001

MSUD: Market Opportunity

- About 1,000 MSUD patients in the U.S., ~3,000 WW*
  - 20-25% MSUD patients in U.S. are Mennonite; incidence up to 1/380
  - Ashkenazi Jewish population; incidence of 1/26,000
- No treatments currently approved for MSUD
- Early treatment may help reduce the rate of neuropsychological comorbidities and optimize growth**
- MSUD specialists recognize NaPB's potential effectiveness, yet tolerability is a concern***
- Plan to initiate Phase 2 trial in MSUD in late 2021[$]

acertherapeutics

* https://www.ncbi.nlm.nih.gov/books/NBK1319/
**Molecular Genetics and Metabolism Reports 15 (2018).
*** Acer Therapeutics: US Market Research – 2014.
[$]Subject to additional capital

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